TOPSTM Aggressive Growth ETF Portfolio Class 1 shares Class 2 shares

Summary Prospectus

March 18, 2011

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated March 18, 2011, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/TOPSPortfolios. You can also obtain these documents at no cost by calling 1-855-572-5945 or by sending an email request to ordertopsportfolios@geminifund.com.

Investment Objectives:  The Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.  In the table below, acquired fund fees and expenses are the indirect costs of investing in other investment companies.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1 Shares	Class 2 Shares
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.10%	0.10%
Acquired Fund Fees and Expenses(2)	0.25%	0.25%
Total Annual Portfolio Operating Expenses(3)	0.45%	0.70%

(1)

Other expenses are contractually limited to 0.10%.

(2)

Estimated for the Portfolio's current fiscal year.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the

Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class 1	$46	$144
Class 2	$72	$224

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance.  A higher portfolio turnover rate may indicate higher transaction costs.

Principal Investment Strategies:  The Portfolio is a fund-of-funds that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds ("ETFs").  Each ETF included in the Portfolio invests primarily in securities representing the following asset class:

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U.S. Common and Preferred Stocks

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Foreign Common and Preferred Stocks

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U.S. Real Estate-Related Securities ("REITS")

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U.S. Natural Resource-Related Securities

The Portfolio invests in common and preferred stock ETFs without restriction as to underlying issuer country, capitalization or currency.  The Portfolio invests in REIT ETFs and natural resource ETFs without restriction as to underlying issuer capitalization.

The Portfolio's adviser seeks to achieve the Portfolio's investment objectives by allocating assets and selecting individual ETFs using the adviser's TOPSTM (The Optimized Portfolio System) methodology.  The TOPSTM methodology utilizes multiple asset classes in an effort to enhance performance and/or reduce risk (as measured by return volatility).  The adviser selects some equity ETFs that are composed of growth stocks.  The adviser expects growth stocks, those with higher than average earnings growth and, typically, higher than average price-to-earnings ratios, to have returns that are higher than the equity market as a whole.

The adviser selects individual ETFs that it believes are representative of an asset class, have relatively low expenses and/or relatively high returns when compared to a peer group of ETFs.  The adviser sells individual ETFs to rebalance asset allocation or to purchase a substitute ETF with a higher expected return or lower risk profile.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Many factors affect the Portfolio's net asset value and performance.

The following risks apply to the Portfolio through its investments in ETFs.

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Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF Risk:  The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.

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Foreign Currency Risk:  Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk.  Market risk results from adverse changes in exchange rates.  Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

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Limited History of Operation:  The Portfolio is a new mutual fund and has a limited history of operation.  The adviser has not previously managed a mutual fund.

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Management Risk:  The adviser's dependence on the TOPSTM methodology and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results.

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Market Risk:  Overall securities market risks may affect the value of individual ETFs.  Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

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Natural Resource Risk:  Exposure to companies primarily engaged in the natural resource markets may subject the Portfolio to greater volatility than the securities market as a whole.  Natural resource companies are affected by commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Real Estate Risk:  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

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Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Who Should Invest in the Portfolio?

The adviser believes the Portfolio is appropriate for investors with long-term investment horizons who are willing to accept high return volatility in pursuit of higher returns.

Performance:  Because the Portfolio has less than a full calendar year of investment operations, no performance information is presented for the Portfolio at this time.  In the future, performance information will be presented in this section of this Prospectus.

Investment Adviser:  ValMark Advisers, Inc.

Investment Adviser Portfolio Managers:  Michael McClary, MBA, Chief Investment Officer of the adviser, and Otto Bosshard, CFA, Senior Portfolio Advisor of the adviser, have served as portfolio managers since the Portfolio commenced operations in 2011.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly.  Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information:  It is the Portfolio's intention to distribute all such income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some distributions from such contracts may be taxable at ordinary income tax rates.  In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.  Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.